Exhibit 10.31(C)

AMENDMENT NO. 1
TO THE SECOND AMENDED AND RESTATED
MASTER LOAN AND SECURITY AGREEMENT

        AMENDMENT NO. 1, dated as of December 24, 2003 (this “Amendment”), to the Second Amended and Restated Master Loan and Security Agreement, dated as of August 29, 2003 (as previously amended, supplemented or otherwise modified, the “Existing Loan Agreement”; as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Loan Agreement”), among AAMES CAPITAL CORPORATION (“Aames Capital”), AAMES FUNDING CORPORATION (“Aames Funding”, together with Aames Capital, each a “Borrower”, collectively, the “Borrowers”) and MORGAN STANLEY MORTGAGE CAPITAL INC., formerly known as Morgan Stanley Dean Witter Mortgage Capital Inc. (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Loan Agreement.

RECITALS

        The Borrowers and the Lender are parties to the Existing Loan Agreement.

        The Borrowers and the Lender have agreed, subject to the terms and conditions of this Amendment, that the Existing Loan Agreement shall be amended as set forth below.

        Accordingly, the Borrowers and the Lender hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, the receipt and sufficiency of which is hereby acknowledged, that the Existing Loan Agreement is hereby amended as follows:

        Section 1. Amendment. Section 8(n) of the Existing Loan Agreement is hereby amended by deleting therefrom clause (i) in its entirety and inserting in lieu thereof the following new clause (i):

        "(i)      The Parent shall permit Tangible Net Worth on a consolidated basis on any given day to be less than $60,000,000;"

        Section 2. Conditions Precedent. This Amendment shall be effective on the first date that all of the following conditions precedent shall have been satisfied (the "Amendment Effective Date"):

        2.1      Delivered Documents. The Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

        (a)      Amendment. This Amendment, executed and delivered by a duly authorized officer of each Borrower and the Lender; and

        (b)      Other Documents. Such other documents as the Lender or counsel to the Lender may reasonably request.

        2.2      No Default. On the Amendment Effective Date, (i) each Borrower shall be in compliance with all the terms and provisions set forth in the Existing Loan Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Borrowers pursuant to Section 3 of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default or Event of Default shall have occurred and be continuing on such date.

        SECTION 3. Representations and Warranties. Each Borrower hereby represents and warrants to the Lender that it is in compliance with all the terms and provisions set forth in the Loan Documents on its part to be observed or performed, and that no Default or Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 6 of the Loan Agreement.

        SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Loan Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms; provided, however, that all references therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment and each reference to the Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Existing Loan Agreement as amended hereby. The execution of this Amendment by the Lender shall not operate as a waiver of any of its rights, powers or privileges under the Loan Agreement or under any of the other Loan Documents, except as expressly set forth herein.

        Section 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

        Section 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[signatures follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWERS

AAMES CAPITAL CORPORATION

By _____________________________________________

Name: Jon D. Van Deuren Title: Senior Vice President

AAMES FUNDING CORPORATION

By _____________________________________________

Name: Jon D. Van Deuren Title: Senior Vice President

LENDER

MORGAN STANLEY MORTGAGE CAPITAL INC.

By _____________________________________________

Name: Title: